UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	August 3, 2026

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 3, 2026 (the “Closing Date”), Teleflex Incorporated (the “Company”) completed the previously announced sale of its Original Equipment Manufacturing and Development Services business (the “OEM Business”) to Lotus US Bidco Inc., a Delaware corporation (the “OEM Purchaser”), pursuant to the Equity Purchase Agreement, dated December 9, 2025 (the “OEM Agreement”), by and between the Company and the OEM Purchaser (the “OEM Transaction”).

In connection with the consummation of the OEM Transaction, the OEM Purchaser acquired the OEM Business from the Company for a purchase price of $1,500,000,000 in cash, subject to adjustment as contemplated in the OEM Agreement. In addition, on the Closing Date, the Company and the OEM Purchaser (or an affiliate thereof) entered into certain ancillary commercial agreements, including (a) a transition services agreement, pursuant to which the Company will provide, or cause to be provided, specified transition services for the benefit of the OEM Business for a specified period following closing, (b) a development and manufacturing agreement, pursuant to which, amongst other things, an affiliate of the OEM Purchaser will develop and manufacture a specified product for the Company for a specified period following closing and (c) a long-term supply agreement, pursuant to which the OEM Purchaser or an affiliate thereof will manufacture and supply certain products to the Company for a specified period following closing.

The foregoing description of the OEM Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the OEM Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 9, 2025, and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On the Closing Date and in connection with the consummation of the OEM Transaction, the Company issued a press release, which is furnished hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than four business days after the Closing Date.

(d) Exhibits

Exhibit No.	Description

2.1	Equity Purchase Agreement, dated December 9, 2025, by and between the Company and Lotus US Bidco Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 9, 2025).
99.1	Press Release, dated August 3, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements
Certain statements made in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” “prospects” and similar expressions typically are used to identify forward-looking statements. These statements include, but are not limited to, statements related to the transactions and expectations regarding certain ancillary commercial agreements entered into upon consummation of the OEM Transaction. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the Company’s business and the industry and markets in which the Company operates. These statements are not guarantees of future performance and are subject to risks and uncertainties, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements due to a number of factors, including unanticipated difficulties and expenditures in connection with integration programs; customer and shareholder reaction to the strategic divestiture; disruption from the strategic divestiture that may make it more difficult to maintain business and operational relationships; significant transaction costs; delays or cancellations in shipments; demand for and market acceptance of new and existing products; our inability to provide products to our customers, which may be due to, among other things, events that impact key distributors, suppliers and third-party vendors that sterilize our products; our inability to effectively execute our restructuring plans and programs; our inability to realize anticipated savings from restructuring plans and programs; the impact of healthcare reform legislation and proposals to amend, replace or repeal the legislation; changes in Medicare, Medicaid and third party coverage and reimbursements; the impact of enacted tax legislation and related regulations; competitive market conditions and resulting effects on revenues and pricing; increases in raw material costs that cannot be recovered in product pricing; global economic factors, including currency exchange rates, interest rates, trade disputes, tariffs, sovereign debt issues and international conflicts and hostilities, such as the ongoing conflicts in the Ukraine and the Middle East; public health epidemics; difficulties in entering new markets; general economic conditions. For a further discussion of the risks relating to the Company’s business, see Part I, Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and Part II, Item 1A, Risk Factors, in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. The Company expressly disclaims any obligation to update these forward-looking statements, except as otherwise explicitly stated by the Company or as required by law or regulation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2026	TELEFLEX INCORPORATED By: /s/ Jason Weidman Name: Jason Weidman Title: President and Chief Executive Officer